UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

November 14, 2017

Date of Report (Date of earliest event reported)

LENNAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11749	95-4337490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Northwest 107th Avenue, Miami, Florida 33172

(Address of principal executive offices) (Zip Code)

(305) 559-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Explanatory Note.

This amendment further amends the Current Report on Form 8-K filed by Lennar Corporation (the “Company”) on November 14, 2017 (the “Current Report”), as amended on November 17, 2017, and files (i) as Exhibit 99.4, the audited consolidated financial statements of CalAtlantic Group, Inc. (“CalAtlantic”) as of December 31, 2017 and 2016, and for each of the three years in the period ended December 31, 2017, and (ii) as Exhibit 99.5, the unaudited pro forma condensed combined statement of operations of the Company and CalAtlantic for the year ended November 30, 2017 and for the quarter ended February 28, 2018. This amendment is being filed to provide more current financial information of the Company in connection with the Company’s filing of a registration statement on Form S-4 with respect to the exchange of certain of its outstanding unregistered senior notes for new registered senior notes in the same principal amount and with identical terms. This amendment does not amend or otherwise affect the other disclosures in the Current Report.

Item 8.01	Other Events.

On February 12, 2018, the Company completed the acquisition of CalAtlantic through a transaction in which CalAtlantic was merged with and into a wholly-owned subsidiary of the Company (“Merger Sub”), with Merger Sub continuing as the surviving corporation and a subsidiary of the Company (the “Merger”). The Merger took place pursuant to the Agreement and Plan of Merger dated as of October 29, 2017, among CalAtlantic, the Company and Merger Sub.

Following the completion of the Merger, the Company is filing (i) as Exhibit 99.4, the audited consolidated financial statements of CalAtlantic as of December 31, 2017 and 2016, and for each of the three years in the period ended December 31, 2017, and (ii) as Exhibit 99.5, the unaudited pro forma condensed combined statement of operations of the Company and CalAtlantic for the year ended November 30, 2017 and for the quarter ended February 28, 2018. The pro forma condensed combined balance sheets of the Company and CalAtlantic as of November 30, 2017 and as of February 28, 2018 are not included in Exhibit 99.5 because the condensed consolidated balance sheet as of February 28, 2018 of the Company and its subsidiaries (including CalAtlantic) subsequent to the Merger is included in the Company’s Form 10-Q for the quarter ended February 28, 2018.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Document

23.1	Consent of Ernst & Young LLP.

99.4	Audited consolidated financial statements of CalAtlantic as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017.

99.5	Unaudited pro forma condensed combined statement of operations of the Company and CalAtlantic for the year ended November 30, 2017 and for the quarter ended February 28, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2018	Lennar Corporation

	By:	/s/ Diane Bessette
	Name:	Diane Bessette
	Title:	Vice President, Chief Financial Officer and Treasurer